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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-41165, 333-37341 and 333-63263) and in the
Registration Statements on Form S-8 (Nos. 333-14373, 333-25973 and 333-62631) of North American Scientific, Inc. of our report dated December 21, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

Costa Mesa, California
January 7, 2000